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                                                                  EXHIBIT 10.4.1

                                                                       [Florida]

                           FIRST AMENDMENT TO MORTGAGE

                                     between

                       DAY INTERNATIONAL, INC., Mortgagor

                                       and

              SOCIETE GENERALE, as Administrative Agent, Mortgagee

                          DATED AS OF OCTOBER 19, 1999

                       AFTER RECORDING, PLEASE RETURN TO:

                              Dennis D. Kiely, Esq.

                           SIMPSON THACHER & BARTLETT
                          (a partnership which includes
                           professional corporations)
                              425 Lexington Avenue
                            New York, New York 10017

     No additional documentary stamp or intangible tax is due on this Second Amendment because this Amendment continues to limit the Mortgagee's recourse to the same amount set forth as a limitation on recovery in the original Mortgage.

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                          FIRST AMENDMENT TO MORTGAGE

                  THIS FIRST AMENDMENT TO MORTGAGE, dated as of October 19, 1999, is made between DAY INTERNATIONAL, INC., a Delaware corporation ("MORTGAGOR"), whose address is c/o Day International Group, Inc., 130 West Second Street, Dayton, OH 45402, and to SOCIETE GENERALE, whose address is 1221 Avenue of the Americas, New York, New York 10020, as Administrative Agent (in such capacity, "MORTGAGEE") for the several banks and other financial institutions (the "LENDERS") from time to time parties to the Amended and Restated Senior Secured Credit Agreement dated as of October 19, 1999, (as the same may be amended, supplemented, waived or otherwise modified from time to time the "CREDIT AGREEMENT") among SG Cowen Securities Corporation, as Arranger, Mortgagee, the Lenders, and Day International Group, Inc. ("the BORROWER"). References to this Mortgage shall mean this instrument and any and all renewals, modifications, amendments, supplements, extensions, consolidations, substitutions, spreaders and replacements of this instrument. References to this "AMENDMENT" shall mean this instrument. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

                                   WITNESSETH

                  WHEREAS, the Mortgagor and Mortgagee have agreed to modify that Mortgage dated as of January 16, 1998, recorded in the St. Joseph County Recorder's Office in Liber 820 Page 776 on January 27, 1998 (the "MORTGAGE") so that it will (i) secure, among other things, an increase in the principal amount of the Indebtedness secured under any contingency by that instrument and (ii) reflect the new Maturity Date;

                  NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor and Mortgagee hereby agree as follows:

                  1. The Mortgage is amended by deleting the reference in the opening paragraph to "333 West First Street, Dayton, Ohio 45401" and substituting the following therefore: "130 West Second Street, Dayton, OH 45402".

                  2. The Mortgage is amended by deleting the reference in the opening paragraph to "the Senior Secured Credit Agreement dated as January 16, 1998 (as the same maybe amended, supplemented, waived or otherwise modified from time to time the "CREDIT AGREEMENT") among Societe Generale Securities Corporation, as Arranger, Mortgagee, the Lenders, and Day International Group, Inc. ("the BORROWER")." and substituting the following therefor:

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                                                                               2

"the Senior Secured Credit Agreement dated as of January 15, 1998 among Societe Generate Securities Corporation, as Arranger, Mortgagee, the Lenders, and Day International Group, Inc. ("the BORROWER"), as amended and restated pursuant to the Amended and Restated Senior Secured Credit Agreement dated as of October 19, 1999 among SG Cowen Securities Corporation (successor in interest to Societe Generale Securities Corporation), as Arranger, Mortgagee, the Lenders, and the Borrower (as the same may be further amended, supplemented, waived or otherwise modified from time to time the "CREDIT AGREEMENT")."

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                  This Amendment has been duly executed by the undersigned on the date first above written.

                                         DAY INTERNATIONAL, INC.
Signed, sealed and
delivered in the                         By: /s/ Dennis R. Wolters
presence of                                  -----------------------------------
                                             Name: Dennis R. Wolters
                                             Title: President

/s/ Steven F. Skerl
-----------------------------------
Witness Name: Steven F. Skerl            Attest:

/s/ Thomas J. Koenig                     By: /s/ David B. Freimuth
-----------------------------------          -----------------------------------
Witness Name: Thomas J. Koenig               Name: David B. Freimuth
                                             Title: Vice President

Signed, sealed and                       SOCIETE GENERALE
delivered in the
presence of                              By: -----------------------------
                                             Name:
                                             Title:
--------------------------
Witness Name:                            Attest:

                                         By: -----------------------------
                                             Name:
--------------------------                   Title:
Witness Name:

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                  This Amendment has been duly executed by the undersigned on the date first above written.

Signed, sealed and                       DAY INTERNATIONAL, INC.
delivered in the
presence of                              By: ----------------------------
                                             Name:
                                             Title:
---------------------------
Witness Name:                            Attest:

                                         By: ----------------------------
                                             Name:
---------------------------                  Title:
Witness Name:

Signed, sealed and                       SOCIETE GENERALE
delivered in the
presence of                              By: /s/ John M. Stack
                                             -------------------------------
                                             Name: JOHN M. STACK
                                             Title: DIRECTOR
/s/ [ILLEGIBLE]
------------------------------------
Witness Name: [ILLEGIBLE]                Attest:

                                         By: /s/ [ILLEGIBLE]
                                             -------------------------------
                                             Name: [ILLEGIBLE]
/s/ Aaren M. Kitlowski                       Title: Agent
------------------------------------
Witness Name: Aaren M. Kitlowski